Exhibit 10.1
EXECUTION
LIMITED CONSENT AND AMENDMENT NO. 4
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of February 19, 2010 (this “Amendment”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), Herning Enterprises, Inc., a Delaware corporation (“Herning”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), Bruckner Supply Company, Inc., a Delaware corporation (“Bruckner”) and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, Herning, WESCO Nevada, Carlton-Bates, CSC, Calvert and Bruckner, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by the Canadian Credit Parties; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as amended, supplemented or otherwise modified in writing to date and as from time to time hereafter further amended, restated, supplemented or otherwise modified in writing, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

     C. Borrowers and the other Credit Parties have requested that Agents and Lenders agree to amend the Credit Agreement as and to the extent set forth in this Amendment, including to give effect to the consents referenced in paragraph B above, and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.
     D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.
          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Limited Consents.
          2.1. Notwithstanding any terms or provisions of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent to each of the transactions described in Exhibit A hereto (the “2010 Restructuring Transactions”) and amend the Credit Agreement to the extent, and solely to the extent, necessary to permit and give effect to the 2010 Restructuring Transactions and the provisions set forth in this Section 2; provided, that, at each of the following steps, each of the following actions are taken, all in a manner and in form and substance acceptable to the Agents:
     Step 1 — Modification of Maturity Date and Interest Rate with Respect to Intercompany Note Issued by Wesco Canada in Favor of WDC Holding. Within five (5) Business Days of the modification of the existing intercompany note in a principal amount equal to $135,393,721 (Canadian Dollars) and issued on September 2, 2004 by Wesco Canada in favor of WDC Holding in order to extend the maturity date of such intercompany note to November 3, 2016 and decrease the interest rate of such intercompany note to 8.75% (as so modified, “Note Canada 1”): (a) WDC Holding shall enter into an amendment to the Second Amended and Restated Pledge Agreement, dated as of November 1, 2006, by and among WDC Holding and Agent (as amended, supplemented or otherwise modified from time to time, the “WDC Holding Pledge Agreement”) in form and substance satisfactory to Agent whereby WDC Holding shall pledge to Agent, on behalf of itself and Lenders, 100% of its interests in Note Canada 1; and (b) the Borrowers shall deliver or cause to be delivered to Agent the original executed Note Canada 1 along with an executed endorsement in connection therewith in form and substance satisfactory to Agent.

     Step 2 — Contribution by WDC Holding of Intercompany Notes to Wesco Canada in Exchange for Common Stock of Wesco Canada. Within five (5) Business Days of the contribution by WDC Holding of that certain intercompany note in a principal amount equal to $12,902,882 (Canadian Dollars) issued by Wesco Canada in favor of WDC Holding on July 1, 2005 (“Note Canada 2”) and that certain intercompany note in a principal amount equal to $192,901,500 (Canadian Dollars) issued by Wesco Canada in favor of WDC Holding on October 1, 2005 (“Note Canada 3”) to the capital of Wesco Canada in exchange for common Stock issued by Wesco Canada: (a) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby WDC Holding shall pledge to Agent, on behalf of itself and Lenders, all of its interests in such common Stock issued by Wesco Canada (the “Step 2 Wesco Canada Pledged Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 2 Wesco Canada Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 3 — Sale by Carlton-Bates of its Equity Interests in CBC LP Holdings LLC (“CBC Holdings”) to WDC Holding in Exchange for Cash in an Aggregate Amount Equal to $1,000. Within five (5) Business Days of the sale by Carlton-Bates of its equity interests in CBC Holdings to WDC Holding in exchange for cash in an aggregate amount equal to $1,000: (a) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby WDC Holding shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in CBC Holdings (the “CBC Holdings Pledged Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the CBC Holdings Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 4 — Formation of WDINESCO II BV by WDC Holding. Within five (5) Business Days of the formation of a new Dutch BV (“WDINESCO II BV”) by WDC Holding: (a) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in WDINESCO II BV (the “Pledged WDINESCO II BV Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing such Pledged WDINESCO II BV Stock along with executed and undated stock powers in form and substance satisfactory to Agent. Each of the Borrowers and the other Credit Parties hereby covenants and agrees that: (i) WDINESCO II BV shall not conduct any operating business of any kind or have any assets or liabilities of any kind other than (A) in connection with cash management and other financial activities reasonably required in order to consummate the 2010 Restructuring Transactions and matters reasonably related thereto, and (B) cash management and other financial activities from time to time following the consummation of the 2010 Restructuring Transactions; and (ii) WDINESCO II BV shall not be a Credit Party for purposes of any covenants or other terms or provisions set forth in the Credit Agreement or any other Loan Document.

     Step 5 — Formation of U.S. Limited Partnership by WDC Holding and CBC Holdings. Within five (5) Business Days of the formation of a new U.S. limited partnership (“US LP”) by WDC Holding and CBC Holdings: (a) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in US LP; (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing such equity interests in US LP along with executed and undated stock powers in form and substance satisfactory to Agent; (c) CBC Holdings shall enter into an amendment to the Amended and Restated CBC Holdings Pledge Agreement, dated as of November 1, 2006, by and among CBC Holdings and Agent (as amended, supplemented or otherwise modified from time to time, the “CBC Holdings Pledge Agreement”) in form and substance satisfactory to Agent whereby CBC Holdings shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in US LP; (d) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing such equity interests in US LP along with executed and undated stock powers in form and substance satisfactory to Agent; and (e) the Borrowers shall: (i) cause US LP to execute and deliver to Agent a joinder to the Credit Agreement pursuant to which US LP shall become a Credit Party thereunder; (ii) cause US LP to execute and deliver to Agent a joinder to the Security Agreement pursuant to which US LP shall become a Grantor thereunder; (iii) cause US LP to execute and deliver to Agent a joinder to the Guaranty pursuant to which US LP shall become a party to the Subsidiary Guaranty; and (iv) cause US LP to execute and deliver any and all such financing statements, agreements, instruments and documents and take such further actions as Agent may deem necessary or desirable to effectuate the foregoing intents and purposes.
     Step 6 — Contribution by WDC Holding of Intercompany Notes and Shares in Wesco Canada to US LP in Exchange for Equity Interests in US LP. Within five (5) Business Days of the contribution by WDC Holding of (i) Note Canada 1, (ii) that certain intercompany note in a principal amount equal to $398,201,463 (Canadian Dollars) issued by Wesco Canada in favor of WDC Holding on November 3, 2006 (“Note Canada 4”) and (iii) 294,873,201 shares of common Stock in Wesco Canada (representing 98.5% of the total outstanding shares of common Stock in Wesco Canada) to US LP in exchange for additional equity interests in US LP: (a) US LP shall enter into a pledge agreement in form and substance satisfactory to Agent (the “US LP Pledge Agreement”) whereby US LP shall pledge to Agent, on behalf of itself and Lenders, all of its interests in each of Note Canada 1, Note Canada 4 and such common Stock issued by Wesco Canada (the “Step 6 Wesco Canada Pledged Stock”); (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 6 Wesco Canada Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent; (c) the Borrowers shall deliver or cause to be delivered to Agent the original executed Note Canada 1 and the original executed Note Canada 4 along with executed endorsements in connection therewith in form and substance satisfactory to Agent; (d) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby WDC Holding shall pledge to Agent, on behalf of itself and Lenders, all of such equity interests in US LP (the “Step 6 US LP Pledged Equity Interests”); and (e) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 6 US LP Pledged Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent.

     Step 7 — Contribution by WDC Holding of Shares in Wesco Canada to CBC Holdings in Exchange for Equity Interests in CBC Holdings. Within five (5) Business Days of the contribution by WDC Holding of 4,490,455 shares of common Stock in Wesco Canada (representing 1.5% of the total outstanding shares of common Stock in Wesco Canada) to CBC Holdings in exchange for additional equity interests in CBC HOLDINGS: (a) CBC Holdings shall enter into an amendment to the CBC Holdings Pledge Agreement in form and substance satisfactory to Agent whereby CBC Holdings shall pledge to Agent, on behalf of itself and Lenders, all of its interests in such common Stock issued by Wesco Canada (the “Step 7 Wesco Canada Pledged Stock”); (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 7 Wesco Canada Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent; (c) WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement in form and substance satisfactory to Agent whereby WDC Holding shall pledge to Agent, on behalf of itself and Lenders, all of such additional equity interests in CBC Holdings (the “Step 7 CBC Holdings Pledged Equity Interests”); and (d) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 7 CBC Holdings Pledged Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 8 — Contribution by CBC Holdings of Shares in Wesco Canada to US LP. Within five (5) Business Days of the contribution by CBC Holdings of 4,490,455 shares of common Stock in Wesco Canada (representing 1.5% of the total outstanding shares of common Stock in Wesco Canada) to US LP: (a) US LP shall enter into an amendment to the US LP Pledge Agreement in form and substance satisfactory to Agent whereby US LP shall pledge to Agent, on behalf of itself and Lenders, all of its interests in such common Stock issued by Wesco Canada (the “Step 8 Wesco Canada Pledged Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 8 Wesco Canada Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 9 — Contribution by WDC Holding of Equity Interests in US LP to WDINESCO II BV. Within five (5) Business Days of the contribution by WDC Holding of all of its equity interests in US LP to WDINESCO II BV: (a) WDINESCO II BV shall enter into a pledge agreement in form and substance satisfactory to Agent (the “WDINESCO II BV Pledge Agreement”) whereby WDINESCO II BV shall pledge to Agent, on behalf of itself and Lenders, all of its interests in such equity interests in US LP (the “Step 9 US LP Pledged Equity Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 9 US LP Pledged Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent.

     Step 10 — Formation of WDINESCO II CV by Wesco Canada and Wesco Distribution II ULC (“Wesco ULC II”). Within five (5) Business Days of the formation of a new Dutch CV (“WDINESCO II CV”) by Wesco Canada and Wesco ULC II: (a) Wesco Canada shall enter into an amendment to the Second Amended and Restated Wesco Canada Pledge Agreement, dated as of November 1, 2006, by and among Wesco Canada and Agent (as amended, supplemented or otherwise modified from time to time, the “Wesco Canada Pledge Agreement”) in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in WDINESCO II CV; (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing such pledged equity interests in WDINESCO II CV along with executed and undated stock powers in form and substance satisfactory to Agent; (c) Wesco ULC II shall enter into a pledge agreement in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in WDINESCO II CV; and (d) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing such pledged equity interests in WDINESCO II CV along with executed and undated stock powers in form and substance satisfactory to Agent. Each of the Borrowers and the other Credit Parties hereby covenants and agrees that: (i) WDINESCO II CV shall not conduct any operating business of any kind or have any assets or liabilities of any kind other than (A) in connection with cash management and other financial activities reasonably required in order to consummate the 2010 Restructuring Transactions and matters reasonably related thereto, and (B) cash management and other financial activities from time to time following the consummation of the 2010 Restructuring Transactions; and (ii) WDINESCO II CV shall not be a Credit Party for purposes of any covenants or other terms or provisions set forth in the Credit Agreement or any other Loan Document.
     Step 11 — Contribution by Wesco Canada of its 99.7% Ownership Interest in WDINESCO CV to WDINESCO II CV in Exchange for Equity Interests in WDINESCO II CV and an Intercompany Note. Within five (5) Business Days of the contribution by Wesco Canada of its 99.7% ownership interest in WDINESCO CV to WDINESCO II CV in exchange for equity interests in WDINESCO II CV and an intercompany note by WDINESCO II CV in favor of Wesco Canada in a principal amount not to exceed $2,000,000 (Canadian Dollars) (“Note CV II”): (a) WDINESCO II CV shall enter into a pledge agreement in form and substance satisfactory to Agent whereby WDINESCO II CV shall pledge to Agent, on behalf of itself and Lenders, all of its interests in such common Stock issued by WDINESCO CV (the “Step 11 WDINESCO CV Pledged Stock”); (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 11 WDINESCO CV Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent; (c) Wesco Canada shall enter into an amendment to the Wesco Canada Pledge Agreement in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, all of such equity interests in WDINESCO II CV (the “Step 11 WDINESCO II CV Pledged Equity Interests”) and Note CV II; (d) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 11 WDINESCO II CV Pledged Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent; and (e) the Borrowers shall deliver or cause to be delivered to Agent the original executed Note CV II along with an executed endorsement in connection therewith in form and substance satisfactory to Agent.

     Step 12 — Loan by Wesco Distribution Canada LP (“Wesco Canada LP”) to WDINESCO CV. Within five (5) Business Days of the loan by Wesco Canada LP in a principal amount not to exceed $2,000,000 (Canadian Dollars) to WDINESCO CV which loan shall be evidenced by an intercompany note in form and substance satisfactory to Agent (“Note LP 1”): (a) Wesco Canada LP shall enter into an amendment to the Second Amended and Restated Wesco Distribution Canada LP Pledge Agreement, dated as of November 1, 2006, by and among Wesco Canada LP and Agent (as amended, supplemented or otherwise modified from time to time, the “Wesco Canada LP Pledge Agreement”) in form and substance satisfactory to Agent whereby Wesco Canada LP shall pledge to Agent, on behalf of itself and Lenders, all of its interests in Note LP 1; and (b) the Borrowers shall deliver or cause to be delivered to Agent the original executed Note LP 1 along with an executed endorsement in connection therewith in form and substance satisfactory to Agent.
     Steps 13 through 18 as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in steps 13 through 18 as described in the step memo attached hereto as Exhibit A and such consents are not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries.
     Step 19 — Conversion of Wesco Mexico’s Corporate Classification from Socieded Anonima de Capital Variable (“S.A. de C.V.”) to Socieded de Responsibilidad Limitada de Capital Variable (“S. de R.L. de C.V.”). Within thirty (30) days of the conversion of Wesco Mexico’s corporate classification from Socieded Anonima de Capital Variable (“S.A. de C.V.”) to Socieded de Responsibilidad Limitada de Capital Variable (“S. de R.L. de C.V.”): (a) Wesco Distribution shall enter into an amendment to the Second Amended and Restated Wesco Distribution Pledge Agreement, dated as of November 1, 2006, by and among Wesco Distribution and Agent (as amended, supplemented or otherwise modified from time to time, the “Wesco Distribution Pledge Agreement”) in form and substance satisfactory to Agent whereby Wesco Distribution shall pledge to Agent, on behalf of itself and Lenders, (i) 100% of its partnership interests in and present and future personal claims against Wesco Mexico (the “Step 19 Pledged Wesco Mexico Partnership Interests”) and (ii) any intercompany notes evidencing any intercompany indebtedness owed by Wesco Mexico to Wesco Distribution (the “Wesco Mexico Intercompany Notes”); and (b) the Borrowers shall deliver or cause to be delivered to Agent (i) the original Wesco Mexico Intercompany Notes, together with executed endorsements in connection therewith, in form and substance satisfactory to Agent, and (ii) any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 19 Pledged Wesco Mexico Partnership Interests and the Wesco Mexico Intercompany Notes.

     Step 20 as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in step 20 as described in the step memo attached hereto as Exhibit A and such consents are not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries.
     Step 21 — Loan by Wesco Canada LP to WDINESCO CV. Within five (5) Business Days of the loan by Wesco Canada LP in a principal amount not to exceed $50,000,000 or the Canadian Dollar equivalent thereof (the “Step 21 Cash Amount”) to WDINESCO CV which loan shall be evidenced by an intercompany note in form and substance satisfactory to Agent (“Note LP 2”): (a) Wesco Canada LP shall enter into an amendment to the Wesco Canada LP Pledge Agreement in form and substance satisfactory to Agent whereby Wesco Canada LP shall pledge to Agent, on behalf of itself and Lenders, all of its interests in Note LP 2; and (b) the Borrowers shall deliver or cause to be delivered to Agent the original executed Note LP 2 along with an executed endorsement in connection therewith in form and substance satisfactory to Agent.
     Step 22 — Contribution by WDINESCO CV of cash in an Amount Equal to the Step 21 Cash Amount to WDINESCO cooperatief U.A., a cooperative incorporated under the laws of the Netherlands (“Dutch Coop”) in Exchange for Additional Equity Interests in Dutch Coop. Within five (5) Business Days of the contribution by WDINESCO CV of cash in an amount equal to the Step 21 Cash Amount to Dutch Coop in exchange for additional equity interests in Dutch Coop: (a) WDINESCO CV shall enter into an amendment to the WDINESCO CV Pledge Agreement, dated as of March 4, 2008, by and among WDINESCO CV and Canadian Agent which amendment shall be in form and substance satisfactory to Agent and whereby WDINESCO CV shall pledge to Agent, on behalf of itself and Lenders, all of such additional equity interests in Dutch Coop (the “Step 22 Pledged Dutch Coop Equity Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 22 Pledged Dutch Coop Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 23 — Contribution by Dutch Coop of cash in an Amount Equal to the Step 21 Cash Amount to WDINESCO BV in Exchange for Additional Equity Interests in WDINESCO BV. Within five (5) Business Days of the contribution by Dutch Coop of cash in an amount equal to the Step 21 Cash Amount to WDINESCO BV in exchange for additional equity interests in WDINESCO BV: (a) Dutch Coop shall enter into a pledge agreement in form and substance satisfactory to Agent (the “Dutch Coop Pledge Agreement”) whereby Dutch Coop shall pledge to Agent, on behalf of itself and Lenders, all of such additional equity interests in WDINESCO BV (the “Step 23 Pledged WDINESCO BV Equity Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 23 Pledged WDINESCO BV Equity Interests along with executed and undated stock powers in form and substance satisfactory to Agent.

     Step 24 — Purchase by WDINESCO BV from Wesco Distribution of a 99% Ownership Interest in Wesco Mexico in Exchange for Not More Than $44,550,000. Within thirty (30) days of the purchase by WDINESCO BV from Wesco Distribution of a 99% ownership interest in Wesco Mexico in exchange for not more than $44,550,000: (a) WDINESCO BV shall enter into a pledge agreement in form and substance satisfactory to Agent (the “WDINESCO BV Pledge Agreement”) whereby WDINESCO BV shall pledge to Agent, on behalf of itself and Lenders, all of such 99% ownership interest in Wesco Mexico (the “Step 24 Pledged Wesco Mexico Ownership Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 24 Pledged Wesco Mexico Ownership Interests.
     Step 25 — Purchase by Dutch Coop from CDW Holdco LLC of a 1% Ownership Interest in Wesco Mexico in Exchange for Not More Than $450,000. Within thirty (30) days of the purchase by Dutch Coop from CDW Holdco LLC of a 1% ownership interest in Wesco Mexico in exchange for not more than $450,000: (a) Dutch Coop shall enter into an amendment to the Dutch Coop Pledge Agreement in form and substance satisfactory to Agent whereby Dutch Coop shall pledge to Agent, on behalf of itself and Lenders, all of such 1% ownership interest in Wesco Mexico (the “Step 25 Pledged Wesco Mexico Ownership Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 25 Pledged Wesco Mexico Ownership Interests.
     Step 27 — Conversion of WEAS Company, S.A. de C.V.’s (“WEAS Mexico’s”) Corporate Classification from Socieded Anonima de Capital Variable (“S.A. de C.V.”) to Socieded de Responsibilidad Limitada de Capital Variable (“S. de R.L. de C.V.”). Within thirty (30) days of the conversion of WEAS Mexico’s corporate classification from Socieded Anonima de Capital Variable (“S.A. de C.V.”) to Socieded de Responsibilidad Limitada de Capital Variable (“S. de R.L. de C.V.”): (a) Wesco Distribution shall enter into an amendment to the Wesco Distribution Pledge Agreement in form and substance satisfactory to Agent whereby it shall pledge to Agent, on behalf of itself and Lenders, (i) 100% of its partnership interests in and present and future personal claims against WEAS Mexico (the “Step 26 Pledged WEAS Mexico Partnership Interests”) and (ii) any intercompany notes evidencing any intercompany indebtedness owed by WEAS Mexico to Wesco Distribution (the “WEAS Mexico Intercompany Notes”); and (b) the Borrowers shall deliver or cause to be delivered to Agent (i) the original WEAS Mexico Intercompany Notes, together with executed endorsements in connection therewith, in form and substance satisfactory to Agent, and (ii) any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 26 Pledged WEAS Mexico Partnership Interests and the WEAS Mexico Intercompany Notes.

     Step 28 — Purchase by WDINESCO BV from CDW Holdco LLC of a 99% Ownership Interest in WEAS Mexico in Exchange for Not More Than $4,950,000. Within thirty (30) days of the purchase by WDINESCO BV from CDW Holdco LLC of a 99% ownership interest in WEAS Mexico in exchange for not more than $4,950,000: (a) WDINESCO BV shall enter into an amendment to the WDINESCO BV Pledge Agreement in form and substance satisfactory to Agent whereby WDINESCO BV shall pledge to Agent, on behalf of itself and Lenders, all of such 99% ownership interest in WEAS Mexico (the “Step 28 Pledged WEAS Mexico Ownership Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 28 Pledged WEAS Mexico Ownership Interests.
     Step 29 — Purchase by Dutch Coop from Wesco Finance Corp. (“Wesco Finance”) of a 1% Ownership Interest in WEAS Mexico in Exchange for Not More Than $50,000. Within thirty (30) days of the purchase by Dutch Coop from Wesco Finance of a 1% ownership interest in WEAS Mexico in exchange for not more than $50,000: (a) Dutch Coop shall enter into an amendment to the Dutch Coop Pledge Agreement in form and substance satisfactory to Agent whereby Dutch Coop shall pledge to Agent, on behalf of itself and Lenders, all of such 1% ownership interest in WEAS Mexico (the “Step 29 Pledged WEAS Mexico Ownership Interests”); and (b) the Borrowers shall deliver or cause to be delivered to Agent any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 29 Pledged WEAS Mexico Ownership Interests.
          2.2. Notwithstanding any terms or provisions of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent to the merger of Herning with and into Wesco Distribution; provided, that Wesco Distribution shall be the surviving entity of such merger.
     3. Amendments.
          3.1. Clause (b)(iii) of Section 1.1 (Credit Facilities) of the Credit Agreement is hereby amended by deleting such existing clause (b)(iii) in its entirety and replacing it with the following language:
“(iii) If no Lender is a Non-Funding Lender, the Swing Line Lender (either the US or Canadian Swing Line Lender, as applicable), at any time and from time to time in its sole and absolute discretion, may, on behalf of any applicable Borrower (and each such Borrower hereby irrevocably authorizes the applicable Swing Line Lender to so act on its behalf), request each Lender (including the applicable Swing Line Lender) to make a Revolving Credit Advance to the applicable Borrower (which shall be an Index Rate Loan) in an amount equal to that Lender’s Pro Rata Share of the principal amount of the applicable Swing Line Loan (the “Refunded Swing Line Loan”) outstanding on the date such notice is given, provided that all Revolving Credit Advances to US Borrowers shall be made by US Lenders and all Revolving Credit Advances to Canadian Borrowers shall be made by Canadian Lenders. Unless any of the events described in Sections 8.1(h) or 8.1(i) has occurred (in which event the procedures of Section 1.1(b)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Lender shall disburse directly to Agent or Canadian Agent, as applicable, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender, prior to 3:00 p.m. (New York time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Revolving Credit Advances shall be immediately paid to the applicable Swing Line Lender and applied to repay the Refunded Swing Line Loan of the applicable Borrower. If any Lender is a Non-Funding Lender, that Non-Funding Lender’s reimbursement obligations with respect to the applicable Swing Line Advances shall be allocated to and assumed by the other Lenders pro rata in accordance with their Pro Rata Share (calculated as if the Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Lender’s Pro Rata Share had been increased proportionately). If any Lender is a Non-Funding Lender, upon receipt of the request described above, each Lender that is not a Non-Funding Lender will be obligated to disburse to the Applicable Agent its Pro Rata Share (calculated as if the Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Lender’s Pro Rata Share had been increased proportionately) of the Refunded Swing Line Loan; provided that no Lender shall be required to fund any amount which would result in the sum of its outstanding Revolving Loans, outstanding Letter of Credit Obligations (increased as described in subparagraph (a) of Annex B), the amount of its participation in Swing Line Loans and its pro rata share of unparticipated amounts in Swing Line Loans (increased as described above) to exceed its Revolving Loan Commitment.”
          3.2. Clause (c) (Application of Certain Mandatory Prepayments) of Section 1.3 (Prepayments) of the Credit Agreement is hereby amended by deleting such existing clause (c) in its entirety and replacing it with the following language:

“(c) Application of Certain Mandatory Prepayments. Any prepayments made by any Borrower pursuant to Sections 1.3(b)(ii) or (b)(iii) above shall be applied as follows: first, to Fees and reimbursable expenses of the Agents then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on the Swing Line Loan; third, to the principal balance of the Swing Line Loan until the same has been repaid in full; fourth, to interest then due and payable on the Revolving Credit Advances; fifth, to the outstanding principal balance of Revolving Credit Advances until the same has been paid in full; sixth, other than net proceeds from the issuance of common Stock and the issuance of Indebtedness in a transaction permitted under Section 6.3(a)(xxiv), to any Letter of Credit Obligations, to provide cash collateral therefor in the manner set forth in Annex B, until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth in Annex B; seventh, unless such application would have an adverse tax consequence for the Borrowers under IRC Section 956, to Obligations (other than with respect to Bank Products) of the same type and in the same order as set forth in the preceding clauses “first” through “sixth” of the US Borrowers or Canadian Borrowers as applicable whose Obligations were not covered by such preceding clauses; and eighth, to pay amounts owing with respect to Bank Products. Neither the Revolving Loan Commitment nor the Swing Line Commitment shall be permanently reduced by the amount of any such prepayments.”
          3.3. Clause (a)(x) of Section 1.5 (Interest and Applicable Margins) of the Credit Agreement is hereby amended by deleting the existing pricing grids set forth in such clause (a)(x) and replacing them with the following new pricing grids:
“

Level of
If Excess Borrowing Availability is:	Applicable Margins:
<100,000,000	Level I
<150,000,000, but ³ 100,000,000	Level II
£225,000,000, but ³ 150,000,000	Level III
>225,000,000	Level IV

	Applicable Margins
	Level I	Level II	Level III	Level IV
Applicable Revolver Index Margin	1.625%	1.500%	1.250%	1.000%
Applicable Revolver LIBOR Margin	2.875%	2.750%	2.500%	2.250%
Applicable Revolver BA Margin	2.875%	2.750%	2.500%	2.250%
Applicable L/C Margin	2.875%	2.750%	2.500%	2.250%
Applicable Unused Line Fee Margin	0.250%	0.250%	0.375%	0.375%
”
          3.4. Clause (a) of Section 1.11 (Application and Allocation of Payments) of the Credit Agreement is hereby amended by deleting the third sentence of such existing clause (a) in its entirety and replacing it with the following language:
“As to any other payment, and as to all payments made when a Default or Event or Default has occurred and is continuing or following the Commitment Termination Date, Borrowers hereby irrevocably waive the right to direct the application of any and all payments received from or on behalf of Borrowers, and Borrowers hereby irrevocably agree that Agent shall have the continuing exclusive right to apply any and all such payments in respect of the Obligations then due and payable in the following order: (1) to Fees and Agents’ expenses reimbursable hereunder; (2) to interest on the Swing Line Loan; (3) to principal payments on the Swing Line Loan; (4) to interest on the Revolving Loan; (5) to principal payments on the Revolving Loan; (6) to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B; (7) to all other Obligations (other than with respect to Bank Products) including expenses of Lenders to the extent reimbursable under Section 11.3; and (8) to amounts owing with respect to Bank Products; provided, however, that in no event shall any such payments applicable to a Canadian Borrower or other Canadian Credit Party be applied to any US Obligations.”
          3.5. Clause (a) of Section 1.13 (Indemnity) of the Credit Agreement is hereby amended by inserting the following language immediately after the word “Lenders” appearing in the second line of such clause (a):
“, Secured Hedging Counterparties”.

          3.6. Clause (d) of Section 1.16 (Credit Facilities) of the Credit Agreement is hereby amended by inserting the following new language immediately following the second sentence of such clause (d):
“(iii) Notwithstanding the foregoing, with respect to a Lender that is a Non-Funding Lender or an Impacted Lender, the Borrowers or Agent may obtain a Replacement Lender and execute an Assignment Agreement on behalf of such Non-Funding Lender or Impacted Lender at any time and without prior notice to such Non-Funding Lender or Impacted Lender and cause its Loans and Commitments to be sold and assigned at par.”
          3.7. Clause (d) of Section 6.2 (Investments) of the Credit Agreement is hereby amended by deleting the figure “$5,000,000” from such clause (d) of such Section 6.2 and replacing it with “$10,000,000”.
          3.8. Clause (a)(xi) of Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the figure “$20,000,000” from such clause (a)(xi) of such Section 6.3 and replacing it with “$75,000,000”.
          3.9. Clause (a)(xiv) of Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting such existing clause (a)(xiv) in its entirety and replacing it with the following language:
“(xiv) Indebtedness arising from Hedging Agreements entered into with a Lender in the ordinary course of business and not for speculative purposes in the aggregate outstanding amount for all such Indebtedness in existence at any time during the term of this Agreement not to exceed $45,000,000 (for the avoidance of doubt, the aggregate outstanding amount of Indebtedness in respect of non-speculative Hedging Agreements shall be deemed to be the amount of credit exposure under such non-speculative Hedging Agreements and not the notional amount being hedged under such non-speculative Hedging Agreements);”
          3.10. Clause (a)(xix) of Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting such existing clause (a)(xix) in its entirety and replacing it with the following language:
“(xix) secured or unsecured Indebtedness provided by third-party financial institutions and incurred by WESCO Mexico or any other directly or indirectly wholly-owned Subsidiary of Wesco Distribution which is not a Borrower or a Credit Party in an aggregate amount outstanding at any time that, when added to the then outstanding amount of Indebtedness permitted pursuant to Section 6.3 (xiii), shall not exceed $10,000,000 (or the Dollar Equivalent Amount thereof) (such that any Indebtedness provided by third-party financial institutions to WESCO Mexico and/or any such other specified Subsidiary in an aggregate amount in excess of $7,000,000 (or the Dollar Equivalent Amount thereof) shall reduce the amount of Indebtedness permitted under Section 6.3(xiii) in the amount of any such excess); provided, that: (A) such Indebtedness may only be secured by all or any portion of the assets (but not the Stock) of WESCO Mexico or such other specified non-Borrower, non-Credit Party Subsidiary; (B) there shall be no recourse for such Indebtedness to any other entity other than WESCO Mexico or the applicable other specified non-Borrower, non-Credit Party Subsidiary which is not a Borrower, as the case may be, including but not limited to Borrowers or any Credit Party; (C) the terms and conditions of any such Indebtedness shall be satisfactory to Agent; (D) Borrowers shall have delivered to Agent, at least 5 Business Days prior to the incurrence of any such Indebtedness, a duly executed Pledge Agreement in form and substance satisfactory to Agent pledging 100% of the Stock of WESCO Mexico or such other specified non-Borrower, non-Credit Party Subsidiary to the Applicable Agent, accompanied by share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and stock or share transfer powers for such share certificates executed in blank; and (E) Borrowers shall have delivered to the Applicable Agent within 90 days following the incurrence of any such Indebtedness an opinion of counsel, which counsel shall be satisfactory to Agent, opining on, among other things, the validity of such Pledge Agreement and the other documentation effecting such pledge, which opinion shall be in form and substance satisfactory to the Applicable Agent;”.
          3.11. Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (a)(xxxii) of such Section 6.3, replacing the period immediately following clause (a)(xxxii) of such Section 6.3 with a semi-colon, and inserting the following new language immediately after clause (a)(xxxii) of such Section:
“and (xxxiii) Indebtedness consisting of intercompany loans and advances made by Canadian Borrower to any US Borrower; provided, that: (A) each US Borrower receiving any such intercompany loan or advance shall have executed and delivered to Canadian Borrower a note in form and substance satisfactory to Agent in order to evidence any and all such intercompany Indebtedness owing at any time, each of which Intercompany Notes shall be pledged and delivered to Agent as additional collateral security for the Canadian Obligations; and (B) at the time any such intercompany loan or advance is made and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.”

          3.12. Clause (a)(i) of Section 9.1 (Assignments and Participations) of the Credit Agreement is hereby amended by inserting the following new language at the end of such clause (a)(i):
“provided, further, that assignments by Non-Funding Lenders shall be subject to Agent’s prior written consent in all instances in the sole discretion of Agent;”
          3.13. Section 9.8 (Setoff and Sharing of Payments) of the Credit Agreement is hereby amended by inserting the following new language immediately following the second sentence of such Section 9.8:
“If a Non-Funding Lender or Impacted Lender receives any such payment as described in the previous sentence, such Lender shall turn over such payments to the Applicable Agent in an amount that would satisfy the cash collateral requirements set forth in subsection 9.9(a)(ii).”
          3.14. Clause (a)(ii) of Section 9.9 (Advances; Payments; Non-Funding Lenders; Information; Actions in Concert) of the Credit Agreement is hereby amended by deleting such existing clause (a)(ii) in its entirety and replacing it with the following:
“On the 2nd Business Day of each calendar two-week period or more frequently at the Applicable Agent’s election (each, a “Settlement Date”), such Agent shall advise each Lender by telephone, or telecopy of the amount of such Lender’s Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments and Advances required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, each Applicable Agent shall pay to each Lender such Lender’s Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it. To the extent that any Lender (a “Non-Funding Lender”) has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, each Applicable Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all payments received from Borrowers and hold, in a non-interest bearing account, all payments received by the Applicable Agent for the benefit of any Non-Funding Lender pursuant to this Agreement as cash collateral for any unfunded reimbursement obligations of such Non-Funding Lender until the Obligations are paid in full in cash, all Letter of Credit Obligations have been discharged or cash collateralized and all Commitments have been terminated, and upon such unfunded obligations owing by a Non-Funding Lender becoming due and payable, the Applicable Agent shall be authorized to use such cash collateral to make such payment on behalf of such Non-Funding Lender. Any amounts owing by a Non-Funding Lender to an Agent which are not paid when due shall accrue interest at the interest rate applicable during such period to Revolving Loans that are Index Rate Loans. Such payments shall be made by wire transfer to such Lender’s account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date.”
          3.15. Clause (d) of Section 9.9 (Advances; Payments; Non-Funding Lenders; Information; Actions in Concert) of the Credit Agreement is hereby amended by deleting such existing clause (d) in its entirety and replacing it with the following:
“(d) Non-Funding Lenders. The failure of any Non-Funding Lender to make any Revolving Credit Advance, pay any Letter of Credit Obligation or any other payment required by it hereunder, or to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Lender, an “Other Lender”) of its obligations to make such Advance or purchase such participation on such date, but neither Agent nor, other than as expressly set forth herein, any Other Lender shall be responsible for the failure of any Non-Funding Lender to make an Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” (or be, or have its Loans and Commitments, included in the determination of “Requisite Lenders” or “Supermajority Lenders” or “Lenders directly affected” pursuant to Section 11.2) for any voting or consent rights under or with respect to any Loan Document. Moreover, for the purposes of determining Requisite Lenders, the Loans and Commitments held by Non-Funding Lenders shall be excluded from the total Loans and Commitments outstanding. At Borrower Representative’s request, Agent or a Person acceptable to Agent shall have the right with Agent’s consent and in Agent’s sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent’s request, sell and assign to Agent or such Person, all of the Commitments of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.”
          3.16. Clause (a) of Section 11.2 (Amendments, Waivers, Etc.) of the Credit Agreement is hereby amended by inserting the following language immediately after the words “Loan Document” appearing in the third line of such clause (a):
“(other than Secured Hedging Agreements)”.

          3.17. Section 11.2 (Amendments, Waivers, Etc.) of the Credit Agreement is hereby amended by inserting the following new clause (f) immediately after the existing clause (e) of such Section:
“(f) No amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations arising under Secured Hedging Agreements resulting in such Obligations being junior in right of payment to principal of the Loans or resulting in Obligations owing to any Secured Hedging Counterparty being unsecured (other than releases of Liens in accordance with the terms hereof), in each case in a manner adverse to any Secured Hedging Counterparty, shall be effective without the written consent of such Secured Hedging Counterparty or, in the case of a Secured Hedging Agreement provided or arranged by the Agent or an Affiliate thereof, the Agent”.
          3.18. Clause (b) of Section 11.8 (Confidentiality) of the Credit Agreement is hereby amended by deleting such existing clause (b) in its entirety and replacing it with the following:
“(b) to any bona fide assignee or participant or potential assignee or participant or direct or contractual counterparties to any Hedging Agreement permitted hereunder if such Person has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant or direct or contractual counterparty may disclose such information to Persons employed or engaged by them as described in clause (a) above);”.
          3.19. The definition of the term “Loan Documents” set forth in Annex A (Definitions) to the Credit Agreement is hereby amended by inserting the following language immediately after the words “the Intercreditor Agreement,” contained therein:
          “the Secured Hedging Agreements,”.
          3.20. The definition of the term “Obligations” set forth in Annex A (Definitions) to the Credit Agreement is hereby amended by deleting the words “arising under the Agreement, any of the other Loan Documents or any Hedging Agreement provided by a Lender or any wholly-owned Affiliate of a Lender” from such definition and replacing them with the words “arising under the Agreement or any of the other Loan Documents or in connection with any Bank Product”.

          3.21. The definition of “Reserves” set forth in Annex A (Definitions) to the Credit Agreement is hereby amended by inserting the following new language at the end of such definition:
“In addition, and also without limiting the generality of the foregoing, “Reserves” shall include such reserves as may be established from time to time by the Applicable Agent in respect of surety bonds.”
          3.22. The definition of the term “Secured Obligations” set forth in Annex A (Definitions) to the Credit Agreement is hereby amended by deleting the words “and obligations of Borrowers to any Lender under Hedging Agreements expressly permitted under the terms of the Agreement, including, without limitation, Section 6.3(a)(xiv)” from such definition and replacing them with the words “, including, without limitation, any Obligations in respect of Bank Products”.
          3.23. Annex A (Definitions) to the Credit Agreement is hereby amended by deleting the existing definition of “Wesco Mexico” set forth therein and replacing it with the following new definition:
““Wesco Mexico” means: (i) prior to the conversion of Wesco Distribution de Mexico, S.A. de C.V. to a partnership under the laws of Mexico under the name “WESCO Distribution de Mexico, Srl” pursuant to the Fourth Amendment, Wesco Distribution de Mexico, S.A. de C.V., a corporation formed under the laws of Mexico; and (ii) following the conversion of Wesco Distribution de Mexico, S.A. de C.V. to a partnership under the laws of Mexico under the name “WESCO Distribution de Mexico, Srl” pursuant to the Fourth Amendment, WESCO Distribution de Mexico, Srl, a partnership formed under the laws of Mexico.”
          3.24. Annex A (Definitions) to the Credit Agreement is hereby amended by inserting the following new definitions into such Annex A in appropriate alphabetical order:
““ACH Transaction” means any cash management or related services including the automatic clearing house transfer of funds by the Agent for the account of any Credit Party pursuant to agreement or overdrafts.”
““Bank Products” means any one or more of the following types of services or facilities extended to any Credit Party by the Agent or any of its Affiliates, or any other Lender (or any of its Affiliates) reasonably acceptable to the Agent (it being agreed by the Agent that each of the Lenders party to this Agreement (and their respective Affiliates) on the closing date of the Fourth Amendment is reasonably acceptable to the Agent): (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; (iv) Secured Hedging Agreements; and (v) leasing of personal property.”
““Fourth Amendment” means that certain Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of February 19, 2010, by and among the Borrowers, the other Credit Parties, the Agents and the Lenders.”
““Impacted Lender” means any Lender that fails promptly to provide Agent, upon Agent’s request, satisfactory assurance that such Lender will not become a Non-Funding Lender.”
““Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.”
““Secured Hedging Agreement” means any Hedging Agreement that (a) has been entered into with a Secured Hedging Counterparty, (b) in the case of a Hedging Agreement not entered into with or provided or arranged by the Agent or an Affiliate of the Agent, is expressly identified as being a “Secured Hedging Agreement” hereunder in a joint notice from such Credit Party and such Person delivered to the Agent reasonably promptly after the execution of such Hedging Agreement and (c) meets the requirements of Section 6.3(a)(xiv), including, without limitation, that such Hedging Agreement is entered into with a Lender.”
““Secured Hedging Counterparty” means (a) a Person who has entered into a Hedging Agreement with a Credit Party if such Hedging Agreement was provided or arranged by the Agent or an Affiliate of the Agent, and any assignee of such Person or (b) a Lender or an Affiliate of a Lender who has entered into a Hedging Agreement with a Credit Party (or a Person who was a Lender or an Affiliate of a Lender at the time of execution and delivery of the Hedging Agreement).”

          3.25. Annex B (Letters of Credit) to the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence of clause (a) of such Annex B:
“Furthermore, each of GE Capital and GE Capital Canada, each in its capacity as an L/C Issuer, may elect only to issue Letters of Credit in its own name and may only issue Letters of Credit to the extent permitted by Requirements of Law, and such Letters of Credit may not be accepted by certain beneficiaries such as insurance companies.”
          3.26. Annex B (Letters of Credit) to the Credit Agreement is hereby amended by deleting the figure “$10,000,000” from clause (a) of such Annex B and replacing it with “$20,000,000”.
          3.27. Annex B (Letters of Credit) to the Credit Agreement is hereby amended by inserting the following new language at the end of the existing clause (a) of such Annex B:
“If (i) any Lender is a Non-Funding Lender or the Applicable Agent determines that any of the Lenders is an Impacted Lender and (ii) the reallocation of that Non-Funding Lender’s or Impacted Lender’s Letter of Credit Obligations to the other Lenders would reasonably be expected to cause the Letter of Credit Obligations and Revolving Loans of any Lender to exceed its Revolving Loan Commitment, taking into account the amount of outstanding Revolving Loans and expected advances of Revolving Loans as determined by the Applicable Agent, then no Letters of Credit may be issued or renewed unless the Non-Funding Lender or Impacted Lender has been replaced, the Letter of Credit Obligations of that Non-Funding Lender or Impacted Lender have been cash collateralized, or the Revolving Loan Commitments of the other Lenders have been increased by an amount sufficient to satisfy the Applicable Agent that all future Letter of Credit Obligations will be covered by all Lenders who are not Non-Funding Lenders or Impacted Lenders.”
          3.28. Clause (b)(i) of Annex B (Letters of Credit) to the Credit Agreement is hereby amended by deleting such existing clause (b)(i) and replacing it with the following:
“(b) (i) Advances Automatic; Participations. In the event that Agent or a US Lender shall make any payment on or pursuant to any US Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a US Revolving Credit Advance to the US Borrower, for whose account such US Letter of Credit Obligation was incurred, under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding US Borrowers’ failure to satisfy the conditions precedent set forth in Section 2, and, if no Lender is a Non-Funding Lender (or if the only Non-Funding Lender is the L/C Issuer that issued such Letter of Credit), each US Lender shall be obligated to pay its US Pro Rata Share thereof in accordance with the Agreement. If any Lender (other than the Lender that is also the L/C Issuer that issued such Letter of Credit) is a Non-Funding Lender, that

Non-Funding Lender’s Letter of Credit Obligations shall be reallocated to and assumed by the other Lenders pro rata in accordance with their Pro Rata Shares of the Revolving Loan Commitment (calculated as if the Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Lender’s Pro Rata Share had been increased proportionately). If any Lender (other than the Lender that is also the L/C Issuer that issued such Letter of Credit) is a Non-Funding Lender, upon payment by the Applicable Agent or any Lender on or pursuant to any Letter of Credit, each Lender that is not a Non-Funding Lender shall pay to the Applicable Agent for the account of such L/C Issuer its pro rata share (increased as described above) of the Letter of Credit Obligations that from time to time remain outstanding; provided that no Lender shall be required to fund any amount which would result in the sum of its outstanding Revolving Loans, outstanding Letter of Credit Obligations, the amounts of its participation in Swing Line Loans and its pro rata share of unparticipated amounts in Swing Line Loans (each as increased as described in subsection 1.1(b)(iii)) to exceed its Revolving Loan Commitment. In the event that Canadian Agent or a Canadian Lender shall make any payment on or pursuant to any Canadian Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Canadian Revolving Credit Advance to the Canadian Borrower for whose account such Canadian Letter of Credit Obligation was incurred, regardless of whether a Default or an Event of Default has occurred and is continuing and notwithstanding Canadian Borrowers’ failure to satisfy the conditions precedent set forth in Section 2, and each Canadian Lender shall be obligated to pay its Canadian Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to the Applicable Agent its applicable Pro Rata Share of any such Revolving Credit Advance or payment by the Applicable Agent under or in respect of a Letter of Credit shall not relieve any other applicable Lender of its obligation hereunder to make available to the Applicable Agent its applicable Pro Rata Share thereof.”
          3.29. Clause (b)(ii) of Annex B (Letters of Credit) to the Credit Agreement is hereby amended by deleting such existing clause (b)(ii) and replacing it with the following:
“(ii) If it shall be illegal or unlawful for US Borrowers to incur US Revolving Credit Advances or for Canadian Borrowers to incur Canadian Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Section 8.1(h) or (i) or otherwise or if it shall be illegal or unlawful for any Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Lender, then (1) if no Lender is a Non-Funding Lender (or if the only Non-Funding Lender is the L/C Issuer that issued such Letter of Credit), (A) immediately and without further action whatsoever, each applicable Lender shall be deemed to have irrevocably and unconditionally purchased from Applicable Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such applicable Lender’s applicable Pro Rata Share (based on the applicable Commitment(s)) of the applicable Letter of Credit Obligations in respect of all applicable Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each applicable Lender shall be deemed to have irrevocably and unconditionally purchased from Applicable Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such applicable Lender’s Pro Rata Share (based on the applicable Commitment(s)) of the applicable Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance or (2) if any Lender (other than the Lender that is also the L/C Issuer that issued such Letter of Credit) is a Non-Funding Lender, (A) immediately and without further action whatsoever, each Lender which is not a Non-Funding Lender shall be deemed to have irrevocably and unconditionally purchased from the Applicable Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender’s Pro Rata Share (calculated as if the Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Lender’s Pro Rata Share had been increased proportionately) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each Lender which is not a Non-Funding Lender shall be deemed to have irrevocably and unconditionally purchased from the Applicable Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender’s Pro Rata Share (calculated as if the Non-Funding Lender’s Pro Rata Share was reduced to zero and each other Lender’s Pro Rata Share had been increased proportionately) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance; provided that no Lender shall be required to fund any amount which would result in the sum of its outstanding Revolving Loans, outstanding Letter of Credit Obligations, amounts of its participation in Swing Line Loans and its pro rata share of unparticipated amounts in Swing Line Loans (each as increased as described in subsection 1.1(b)(iii)) to exceed its Revolving Loan Commitment. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.”
     4. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:
          4.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Amendment and the related Loan Documents have been duly authorized by all necessary corporate, limited liability company, partnership or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          4.2. Each of the execution, delivery and performance of this Amendment and the related Loan Documents by each Borrower and each other Credit Party and the consummation of the 2010 Restructuring Transactions and the other transactions contemplated hereby (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws, or limited liability company agreement or membership agreement, partnership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.
          4.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Amendment or the consummation of the 2010 Restructuring Transactions or the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     5. Conditions Precedent to Effectiveness. The effectiveness of the consents set forth in Section 2 hereof and the amendments set forth in Section 3 hereof are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to Agent:
          5.1. Amendment. This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and Lenders.
          5.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of the 2010 Restructuring Transactions or the other transactions contemplated hereby.
          5.3. Resolutions. Agent shall have received resolutions of each Borrower’s and each other Credit Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Amendment, the 2010 Restructuring Transactions and the other transactions to be consummated in connection with this Amendment, each certified by such entity’s secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Amendment.
          5.4. Consent Fee. The Borrowers shall have paid to the Agent a consent fee in an amount equal to 0.10% of the aggregate amount of the Commitments, which consent fee shall be for the pro rata benefit of those Lenders which timely execute and deliver their respective signature pages to this Amendment.

          5.5. Miscellaneous. Agents and Lenders shall have received such other agreements, instruments and documents as either Agent may reasonably request.
     6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          6.1. Full Force and Effect. Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          6.2. No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or other modification of any term or condition (except as specifically provided in this Amendment) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          6.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
     8. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).
     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS: WESCO DISTRIBUTION, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	VP & Treasurer

HERNING ENTERPRISES, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO EQUITY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NEVADA, LTD.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

COMMUNICATIONS SUPPLY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CALVERT WIRE & CABLE CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

LIBERTY WIRE & CABLE, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

BRUCKNER SUPPLY COMPANY, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN BORROWER: WESCO DISTRIBUTION CANADA LP By: Wesco Distribution Canada GP Inc., its General Partner
By:	/s/ Stephen L. Tepper
	Name:	Stephen L. Tepper
	Title:	Secretary

U.S. CREDIT PARTIES: WESCO INTERNATIONAL, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	VP & Treasurer

WESCO FINANCE CORPORATION
By:	/s/ Stephen L. Tepper
	Name:	Stephen L. Tepper
	Title:	Assistant Secretary

CDW HOLDCO, LLC By: Wesco Distribution, Inc., its Managing Member
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	VP & Treasurer

WDC HOLDING INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NIGERIA, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CBC LP HOLDINGS, LLC By: Carlton-Bates Company, its Sole Member
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY OF TEXAS GP, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN CREDIT PARTIES: WESCO DISTRIBUTION CANADA GP INC.
By:	/s/ Stephen L. Tepper
	Name:	Stephen L. Tepper
	Title:	Secretary

WESCO DISTRIBUTION CANADA CO.
By:	/s/ Stephen L. Tepper
	Name:	Stephen L. Tepper
	Title:	Secretary

WESCO DISTRIBUTION II ULC
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	President

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ James DeSantis
	Name:	James DeSantis
	Title:	Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and a Lender
By:	/s/ Italo Fortino
	Name:	Italo Fortino
	Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender
By:	/s/ William J. Wilson
	Name:	William J. Wilson
	Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Don Cmar
	Name:	Don Cmar
	Title:	Vice President

PNC BANK, N.A., as a Lender
By:	/s/ David B. Thayer
	Name:	David B. Thayer
	Title:	Vice President

FIRST COMMONWEALTH BANK, as a Lender
By:	/s/ Stephen J. Orban
	Name:	Stephen J. Orban
	Title:	Vice President

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Assistant Vice President

WACHOVIA CAPITAL FINANCE, as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender
By:	/s/ Steve Voigt
	Name:	Steve Voigt
	Title:	Senior Vice President

NATIONAL CITY BANK, CANADA BRANCH, as a Lender
By:	/s/ Mike Darby
	Name:	Mike Darby
	Title:	Assistant Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) Formerly, CONGRESS FINANCIAL CORPORATION (CANADA), as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

Exhibit A
to
Limited Consent and Amendment No. 4 to
Third Amended and Restated Credit Agreement
[See attached]